                                                               EXHIBIT 10.10(g)



                          CONSENT AND AMENDMENT NO. 7

         CONSENT AND AMENDMENT NO. 7, dated as of December 31, 1998 (this "Agreement"), by and among WORLDPORT INTERNATIONAL, INC., a Delaware corporation (the "Company"), WORLDPORT COMMUNICATIONS, INC., a Delaware corporation (the "Parent"), the Lenders (as defined in the Credit Agreement) which are a party hereto (including Bankers Trust Corporation, in its individual capacity) and BANKERS TRUST COMPANY, as Administrative Agent (in such capacity, the "Agent") and Collateral Agent (in such capacity, the "Collateral Agent") and as joint creditor with the other Lenders under the Credit Agreement, each as defined below.

                              W I T N E S S E T H:

         WHEREAS, the Company and the Parent are parties to a Credit Agreement dated as of June 23, 1998 (as amended, modified, supplemented and as in effect, the "Credit Agreement") with the Lenders, the Agent and the Collateral Agent;

         WHEREAS, the Parent and the Company have agreed, pursuant to the terms of the Credit Agreement, that the Parent will have issued a certain amount of equity, and received the proceeds thereof, by December 29, 1998;

         WHEREAS, the Parent and the Company intend that the Parent receive proceeds of $7,500,000 (the "Initial Heico Investment Proceeds") from the purchase by The Heico Companies, LLC ("Heico") of equity of the Parent on December 31, 1998, subject to the consent of the Agent and the Majority Lenders (the "Initial Heico Investment");

         WHEREAS, the Parent and the Company have informed the Administrative Agent and the Lenders that, upon receipt of regulatory approvals and satisfaction of customary conditions, Heico (i) is prepared to, and has committed to, purchase, and the Parent is prepared to issue, additional equity of the Parent in an aggregate amount, together with the Initial Heico Investment, and, if any, the Second Heico Investment (as defined below) for a purchase price of $40,000,000 (collectively, the "Total Equity Investment") and
(ii) may purchase an additional amount of equity of the Parent for aggregate proceeds of up to $10,000,000 (the "Additional Equity Investment");

         WHEREAS, subsequent to the Initial Heico Investment but prior to consummation of the Total Equity Investment, the Parent may desire to issue, and Heico may desire to purchase, an additional amount of equity of the Parent (in excess of the Initial Heico Investment) (such additional amount, the "Second Heico Investment");

         WHEREAS, the Initial Heico Investment, the Second Heico Investment (if any), the Total Equity Investment and any Additional Equity Investment are to be consummated pursuant to the documents and agreements attached hereto as
Exhibit 1 (together with all other documents and agreements executed and delivered in connection therewith, in each case as amended, modified or supplemented from time to time in accordance with, and subject to the terms of, the Credit Agreement, the "Heico Equity Documents");

         WHEREAS, the Parent and the Company have requested that the Agent and the Lenders waive the provision set forth in the Credit Agreement requiring that the proceeds of the Initial Heico Investment, the proceeds of the Second Heico Investment (if any), the proceeds of the Total Equity Investment and the proceeds of any Additional Equity Investment (if any) be applied to the mandatory prepayment of the Loans;

         WHEREAS, upon consummation of the Total Equity Investment, the Parent and the Company, and/or one or more of their respective Subsidiaries, desires the flexibility under the Credit Agreement to incur additional Indebtedness in the nature of equipment financing and vendor financing (the "Additional Indebtedness");

         WHEREAS, upon consummation of the Total Equity Investment, the Parent desires to acquire All American Cable and Radio, Inc., a Dominican Republic corporation, ("AACR"), subject to the terms set forth herein;

         WHEREAS, the Parent, together with Paul A. Moore, Philip S. Mageira, Theodore H. Swindells and Maroon Bells Partners, Inc. (collectively, the "Insiders"), entered into a certain letter agreement dated November 13, 1998 (the "Insider Letter Agreement"), pursuant to which the Parent and the Insiders agreed to take certain actions, as more specifically detailed therein;

         WHEREAS, the Parent and the Insiders have requested that, subject to certain conditions, as set forth herein, the obligations of the Parent and the Insiders be suspended for a certain period of time;

         WHEREAS, pursuant to Section 5.17 of the Credit Agreement, the Lenders were given certain rights to purchase equity securities of the Parent in certain circumstances (the "Purchase Option");

         WHEREAS, subject to the consummation of the Total Equity Investment, the Parent and the Company have requested that the Lenders terminate their rights in respect of the Purchase Option and the Lenders have agreed to terminate such rights upon consummation of the Total Equity Investment;

         WHEREAS, the Parent and the Company have requested that, subject to the terms and provisions hereof, including, without limitation, the receipt of the proceeds from the Initial Heico Investment, that the date prior to which the Parent is required to consummate the Total Equity Investment under Section
5.16 of the Credit Agreement be extended to January 25, 1999 and, upon consummation of the Total Equity Investment, that Section 5.16 be deemed satisfied;

         NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree to the following:

         1. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.

         2.       Consent. Subject to Section 4 of this Agreement:

                  A. The Administrative Agent and the Lenders hereby acknowledge that Heico is acceptable to the Administrative Agent and the Lenders as a Person purchasing equity of the Parent under Section 5.16(d) of the Credit Agreement.

                  B. The Administrative Agent and Lenders acknowledge that the form, substance, terms and conditions of the Initial Heico Investment which is made expressly pursuant to the Heico Equity Documents attached hereto as Exhibit 1 are acceptable and that the form, substance, terms and conditions of the Second Heico Investment, the Total Equity Investment and any Additional Equity Investment, in each case if made pursuant to the Heico Equity Documents, are acceptable.

                  C. The Agent and the Lenders hereby consent to the acquisition by the Parent or one of its Subsidiaries of all of the stock of AACR, provided that such consent under this Section 2C is subject to the following:

                           (i) The terms and conditions of the AACR Acquisition (including, without limitation, all agreements and documents in connection therewith) shall be in form and substance reasonably satisfactory to the Agent.

                           (ii) The aggregate purchase price of the AACR Acquisition shall not exceed $31,500,00 plus the assumption of liabilities not to exceed $12,000,000 in the aggregate.

                           (iii) The Agent and the Lenders shall have received all information requested relating to the proposed AACR Acquisition, and shall have confirmed that, after giving effect to expenditures made and to be made for working capital requirements of AACR and capital expenditures of AACR, in each case as such requirements and capital expenditures are reflected in such information and projections, AACR shall have demonstrated a positive cash flow for calendar year 1998 (exclusive of non-recurring charges and extraordinary events) and the projections for calendar year 1999 shall demonstrate a positive cash flow for AACR during such year.

                  D. The Agent and Lenders acknowledge that the Global Master Rental Agreement between Comdisco and the Parent dated September 25, 1998 (the "Master Rental Agreement"), together with the commitment letter from Comdisco committing to provide up to $30 million of lease financing covered by such Master Rental Agreement, which Master Rental Agreement and commitment letter are attached hereto as Exhibit 3, constitute an Additional Financing Commitment under the Credit Agreement and satisfies the requirement for Additional Financing Commitments set forth in Section 5.16(d) of the Credit Agreement, as amended pursuant to this Agreement.

                  3. Amendments. Effective on the Effective Date (as herein defined):

                                    A.       The following definitions are
         added to Section 1.1 of the Credit Agreement in their appropriate alphabetical order:

                           "Additional Equity Investment" shall mean the
                  additional purchase by Heico of equity of the Parent which is made pursuant to Section 5.21, if any.

                           "Additional Financing" shall mean the Indebtedness
                  permitted pursuant to Section 6.7(j).

                           "Additional Financing Commitments" shall mean
                  binding commitments from lenders providing Additional Financing, which commitments shall be in form and substance (including without limitation, the terms and conditions thereof) satisfactory to the Administrative Agent.

                           "Consent and Amendment No. 7" means Consent and
                  Amendment No. 7 to this Agreement, dated as of December 31, 1998, among the Company, the Parent, the Lenders party thereto, the Administrative Agent and the Collateral Agent.

                           "Heico" shall mean The Heico Companies, LLC.

                           "Heico Equity Documents" shall mean those documents
                  and agreements attached as Exhibit 1 to Consent and Amendment No. 7, together with all other documents and agreements executed and delivered in connection therewith, in each case as amended, modified or supplemented from time to time in accordance with, and subject to the terms of, this Agreement.

                           "Heico Registration Rights Agreement" shall mean the
                  Registration Rights Agreement, dated as of December 31, 1998, between the Parent and Heico, as amended, modified or supplemented from time to time in accordance with, and subject to the terms of, this Agreement.

                           "Heico Shareholder Agreement" shall mean the
                  Shareholder Agreement, dated as of December 31, 1998, among the Parent, Heico, Maroon Bells Capital Partners, Inc., Paul
                  A. Moore, Phillip S. Mageira and Theodore H. Swindells, as amended, modified or supplemented from time to time in accordance with, and subject to the terms of, this Agreement.

                           "Heico Stock Purchase Agreement" shall mean the
                  Series C Preferred Stock Purchase Agreement, dated as of December 31, 1998, by and between the Parent and Heico, as amended, modified or supplemented from time to time in accordance with, and subject to the terms of, this Agreement.

                           "Initial Heico Investment" shall mean the purchase
                  by Heico of equity of the Parent for a purchase price of $7,500,000, pursuant to the Heico Equity Documents.

                           "Initial Heico Investment Proceeds" shall mean an
                  amount equal to $7,500,000 received by the Parent from the consummation of the Initial Heico Investment.

                           "Second Heico Investment" shall mean the purchase,
                  if any, by Heico of an additional amount of equity of the Parent, in addition to the Initial Heico Investment, which additional purchase shall, if made, be made pursuant to the Heico Equity Documents.

                           "Total Equity Investment" shall mean the purchase by
                  Heico of equity of the Parent for an aggregate purchase price of $40,000,000 (inclusive of the Initial Heico Investment and the Second Heico Investment (if any) pursuant to the Heico Equity Documents.

                           "Total Equity Investment Proceeds" shall mean
                  proceeds received by the Parent from the consummation of the Total Equity Investment in an amount not less than $40,000,000.

                                    B.       Section 2.8(a)(i) of the Credit
         Agreement is hereby amended by adding the following sentence to the end thereof:

                           "Notwithstanding the foregoing provisions of this
                  Section 2.8(a)(i), the consummation of the Initial Heico Investment, the consummation of the Second Heico Investment, if any, the consummation of Total Equity Investment and the consummation of the Additional Equity Investment, if any, shall not constitute an Asset Sale for purposes of this
                  Section 2.8(a)(i)."

                                    C.       Section 2.8 (a)(ii) of the Credit
         Agreement is hereby restated in its entirety to read as follows:

                           "(ii)    Prepayments from Issuances of Take-Out
                  Securities and Other Indebtedness. Concurrently with the receipt by the Parent, the Company or any of their Subsidiaries of proceeds from the issuance of Take-Out Securities and, except for issuances of Indebtedness permitted pursuant to Sections 6.7(c) and 6.7(j) and for Permitted Financings, any other Indebtedness, the Company shall prepay the Loan and Senior Note in a principal amount equal to the lesser of the proceeds thereof (net of expenses payable by the Parent, the Company or any such Subsidiary to any Person other than an Affiliate of the Company in connection with the issuances thereof) or the aggregate principal amount of the Notes then outstanding."

                                    D.       Section 2.8(d) of the Credit
         Agreement is hereby amended by adding the following new subclause (v) to the end thereof, which shall read as follows:

                           "(v)     Notwithstanding the foregoing provisions of
                  this Section 2.8(d), a Change of Control shall not be deemed to have occurred as a result of the consummation of the Initial Heico Investment, the consummation of the Second Heico Investment, if any, the consummation of the Total Equity Investment, the consummation of the Additional Equity Investment, if any, and the appointment and/or election of the Board of Directors of the Parent and its Subsidiaries contemplated by the Heico Equity Documents."

                                    E.      Section 5.16(d) of the Credit
         Agreement is amended by adding the following sentences to the end thereof:

                           "Notwithstanding the foregoing, the date set forth
                  in the first line of this Section 5.16(d) shall be extended to January 25, 1999 if, and only if, the Initial Heico Investment is made, and the Initial Heico Investment Proceeds are received by the Parent, in each case on or prior to January 5, 1999. The Initial Heico Investment Proceeds, the proceeds of the Second Heico Investment, if any, and the proceeds of the Total Equity Investment shall be applied against the amount of cash proceeds required to be received by the Parent pursuant to Section 5.16(d)(i). Upon consummation of the Total Equity Investment and the execution and delivery of one or more Additional Financing Commitments providing for Additional Financing of at least $20,000,000,
                  Section 5.16 shall be deemed satisfied."

                                    F.       Section 6.7 of the Credit
         Agreement is amended by deleting the word "and" appearing after clause
         (h) therein; adding the word "and" after the semi-colon at the end of clause (i) therein, and adding a new subclause (j) thereto which shall read as follows:

                           (j) on and after consummation of the Total Equity Investment and receipt by the Parent of the Total Equity Investment Proceeds, in addition to Permitting Financings, equipment financings for the sole purpose of enabling the Parent, the Company or any of their respective Subsidiaries to finance the acquisition of equipment or to refinance existing indebtedness constituting Permitted Financing incurred for the acquisition of equipment and indebtedness incurred for the financing of Indefeasible Rights of Use of telephonic voice and/or date transmission capacity ("IRU"), provided that (A) such financing is secured solely by a security interest in the equipment or the IRU, as the case may be, purchased from the proceeds of such financing at the time of acquisition thereof and the proceeds of such equipment or IRU, as the case may be, (B) the amount of Indebtedness incurred for the acquisition of such equipment or IRU, as the case may be, does not exceed the fair value of the assets securing such Indebtedness at the time of acquisition thereof, (C) all such financing shall be evidenced pursuant to documentation in form and substance (including, without limitation, the terms and conditions thereof) reasonably satisfactory to the Administrative Agent and (D) the aggregate amount of all such Indebtedness from such equipment financing pursuant to this subclause (j), together with all other Permitted Financings (including, without limitation, all commitments for Permitted Financings and Additional Financing Commitments, in each case whether or not drawn), shall not exceed an aggregate amount of $91,000,000.

                                    G.      Section 6.5(k) of the Credit
                  Agreement is amended by restating clause (k) in its entirety to read as follows:

                           (k) on and after consummation of the Total Equity Investment and receipt by the Parent of the Total Equity Investment Proceeds Liens pursuant to a Permitted Financing and Liens pursuant to Additional Financings, provided, in each case, that (i) such Lien was created solely for the purpose of securing Indebtedness pursuant to a Permitted Financing or Additional Financing, as the case may be, representing, or incurred to finance, the cost of the respective property so acquired, (ii) such Lien shall not extend nor cover any property of the

                  Parent, Borrower, or any of their Subsidiaries other than the respective property so acquired and the proceeds and products thereof and (iii) the principal amount of Indebtedness secured by any such Lien shall at no time exceed 100% of the fair value of the respective property at the time it was so acquired; and

                                    H.       Article V of the Credit Agreement
         is amended by inserting the following new Section 5.21 after Section 5.20:

                           Section 5.21 Acceptance of Additional Equity. The Parent covenants and agrees that, in the event Heico desires from time to time to make additional investments in the Parent by purchasing an additional amount of equity of the Parent (in addition to the Total Equity Investment) of an amount up to $10,000,000, which new equity shall be in form and substance, and upon the same terms and conditions, as the Total Equity Investment, the Parent shall sell such additional equity to Heico at such time Heico desires to purchase such additional equity.

                                    I.       Section 7.1(b) is amended by
         adding the reference ",5.21" after the reference to "5.20" appearing therein.

                                    J.       Section 6.21(b) of the Credit
         Agreement is amended by (i) adding the phrase ", any Heico Equity Document (including, without limitation, the Heico Stock Purchase Agreement, the Heico Shareholder Agreement and the Heico Registration Rights Agreement)" immediately after the phrase Minority Shareholder Agreement" appearing therein and (ii) adding the following to end thereof prior to the semi-colon:

                           ", provided, that the Parent may amend its
                  certificate of incorporation for the purpose of adding a Certificate of Designation for the equity to be purchased by Heico pursuant to the Initial Heico Investment, the Second Heico Investment (if any), the Total Equity Investment and any Additional Equity Investment, which Certificate of Designation shall contain terms consistent with the terms and provisions of the Heico Equity Documents and may amend the by-laws of the Parent to make modifications thereto consistent with the terms of the Heico Equity Documents."

                  4.       Conditions to Effectiveness.

         The effectiveness of this Agreement (such date of effectiveness, the "Effective Date") is subject to the satisfaction of the following conditions precedent:

                  (a) Execution of this Agreement. Each of the Parent, the Company, the Agent, the Collateral Agent and the Lenders shall have executed and delivered this Agreement.

                  (b) Equity Documents. The Administrative Agent shall have received executed copies of the Heico Equity Documents in the form set forth as Exhibit 1 hereto.

                  (c) Officers' Certificate. The Agent shall have received a certificate, dated the Effective Date, and signed by both the Chief Executive Officer and Chief Financial Officer of the Parent and the Company, which certificate shall be in the form of Exhibit 2 hereto (the "Officers' Certificate").

                  (d) Consummation of Initial Heico Investment. As of the Effective Date, the Initial Heico Investment shall have been consummated in accordance with the terms and conditions of the Heico Equity Documents and all applicable laws. As of the Effective Date, there does not exist any judgment, order, or injunction prohibiting the consummation of the Initial Heico Investment or the performance by the Parent of its obligations under the Heico Equity Documents. The Heico Equity Documents (and the transactions contemplated thereby) shall have been duly approved by the boards of directors and, if required by applicable law, the stockholders of the parties thereto, and all Heico Equity Documents shall have been duly executed and delivered by the parties thereto and shall be in full force and effect. Other than the effectiveness of this Agreement, each of the conditions precedent to the obligation of the parties to consummate the Initial Heico Investment as set forth in the Heico Equity Documents shall have been satisfied to the reasonable satisfaction of the Administrative Agent, or waived with the consent (which consent shall not be unreasonably withheld or delayed) of the Administrative Agent and the Initial Heico Investment shall have been consummated in accordance with the Heico Equity Documents (without giving effect to any amendment or modification of the Heico Equity Documents or waiver with respect thereto unless consented to by the Administrative Agent (which consent shall not be unreasonably withheld or delayed)) and all applicable laws, rules and regulations.

                  (e) Representations and Warranties. The representations and warranties of the Parent set forth in Section 7 of this Agreement shall be true and correct in all material respects on such date.

                  (f) Heico Side Letter. Heico shall have delivered a letter, in form and substance reasonably satisfactory to the Agent, acknowledging that Heico will take actions which are necessary to authorize the Parent and any of the Insiders to perform their respect obligations under the Insider Side Letter and Section 5.18 of the Credit Agreement.

         5. Waiver of Defaults/Events of Default. Based on the certifications to the Agent and the Lenders set forth in the Officers' Certificate, the Agent and the Lenders, subject to the terms set forth in this
Section 5, hereby waive any Default or Event of Default existing on the Effective Date arising from any event or condition in existence prior to the Effective Date; provided, however, that (i) in the event the certification set forth in the Officers' Certificate, or any information or fact contained therein, is, with actual knowledge of any officer of the Parent and Company executing such Officers' Certificate, incorrect, then, notwithstanding the foregoing, any Default or Event of Default which was waived pursuant to this
Section 5 shall be reinstated and shall not be deemed waived and the Agent, Lenders and Collateral Agent shall be entitled to all of their rights and remedies under the Finance Documents in respect thereof and (ii) the waiver set forth herein shall not extend to any event or condition, or Default or Event of Default, arising on and after the Effective Date.

         6. Suspension of Insider Letter Agreement and Section 5.18 of the Credit Agreement. Subject to (i) the consummation of the Initial Heico Investment and the receipt of the Initial Heico Investment Proceeds by January 5, 1999 and (ii) receipt of the letter referred to in Section 4(f) of this Agreement, the Agent and the Lenders agree that the obligations of the Insiders under the Insider Letter Agreement and Section 5.18 of the Credit Agreement shall be suspended until January 25, 1999 and, if the Total Equity Investment is made and the Total Equity Investment Proceeds are received by the Parent by such date, thereafter until the earlier of (A) June 23, 1999 and (B) the occurrence of an Event of Default (the "Suspension Period") and, upon repayment of the Obligations in full, agree that such Insider Letter Agreement shall terminate and the Insiders shall be released from any and all obligations thereunder and under Section 5.18 of the Credit Agreement. Notwithstanding the foregoing or any provision of the Insider Letter Agreement, such obligations of the Insiders shall be reinstated and be in full force and effect at the end of the Suspension Period notwithstanding the satisfaction of the terms and provisions of Section 5.16, until all Obligations have been repaid in full.

         7. Termination of Purchase Option. Subject to the consummation of the Total Equity Investment and receipt by the Parent of the Total Equity Investment Proceeds, the terms and provisions of Section 5.17 will be terminated and of no force and effect.

         8. Representations and Warranties. The Parent hereby represents and warrants to the Agent and the Lenders that (i) each of the Heico Equity Documents constitutes the legal, valid and binding obligation of the Parent, enforceable against the Parent in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws now or hereinafter in effect affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (ii) all corporate action on the part of the Parent, its directors and shareholders necessary for the authorization, execution, delivery and performance by the Parent of the Heico Equity Documents, and the consummation of the transactions contemplated thereby, and for the authorization, issuance and delivery of the equity to be issued pursuant thereto, has been taken.

         9. Applicable Law; Submission to Jurisdiction. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

         10. No Novation. This Agreement shall not extinguish the obligations for the payment of money outstanding under the Credit Agreement or any Note or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor or discharge any obligation under any guaranty. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Agreement, the Credit Agreement, or any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Company, the Parent or any Guarantor under the Credit Agreement or any Pledgor or Grantor under any Security Document from any of its obligations and liabilities as a "Company", "Parent", "Guarantor", "Pledgor" or "Grantor" under the Credit Agreement or the Security Documents or any other Finance Document. Whenever the term "Credit Agreement" is used in any of the Finance Documents it shall mean and refer to the Credit Agreement as modified pursuant hereto. Each of the Credit Agreement and the other Finance Documents shall remain in full force and effect, except as expressly modified hereby.

         11. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract.

         12. Headings. The headings of this Agreement are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

         13.      Payment of Expenses. In furtherance of the provisions of
Section 9.1 of the Credit Agreement, the Parent and Company shall jointly and severally, whether or not the transactions hereby contemplated are consummated, upon demand of the Administrative Agent pay all reasonable out-of-pocket costs (including legal fees), charges and expenses of the Administrative Agent and Collateral Agent in connection with the negotiation, preparation, execution and delivery of this Agreement (including, without limitation, all such out-of-pocket costs (including legal fees), charges and expenses in connection with matters relating to the Initial Heico Investment, the Second Heico Investment, the Total Equity Investment, the Additional Financing, the Additional Commitments, and the documents and instruments referred to herein, and otherwise reviewed in connection herewith and therewith).

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.

                                    WORLDPORT INTERNATIONAL, INC.

                                    by



                                      -----------------------------------------
                                      Name:
                                      Title:


                                    WORLDPORT COMMUNICATIONS, INC.

                                    by



                                      -----------------------------------------
                                      Name:
                                      Title:

                                   BANKERS TRUST COMPANY

                                   as Administrative Agent and Collateral Agent

                                   by



                                     ------------------------------------------
                                     Name:
                                     Title:

                                   BANKERS TRUST CORPORATION

                                   as Lender

                                   by



                                     ------------------------------------------
                                     Name:
                                     Title:

                                    DREYFUS PREMIER LIMITED TERM HIGH
                                    INCOME FUND

                                    by



                                      -----------------------------------------
                                      Name:
                                      Title:

                                                                      EXHIBIT 1



                             Heico Equity Documents

                                                                      EXHIBIT 2



                         FORM OF OFFICERS' CERTIFICATE


                             OFFICERS' CERTIFICATE


                         WORLDPORT COMMUNICATIONS, INC.
                         WORLDPORT INTERNATIONAL, INC.

         This Officers' Certificate is delivered to Bankers Trust Company, as Administrative Agent (in such capacity, the "Agent") and collateral agent (in such capacity, the "Collateral Agent") and the financing institutions (collectively, the "Lenders"), which are a party to the Credit Agreement, dated as of June 23, 1998 (as in effect, the "Credit Agreement") by and among WorldPort Communications, Inc., a Delaware corporation ("WorldPort") WorldPort International, Inc., a Delaware corporation (the "Borrower"), the Lenders, the Administrative Agent and the Collateral Agent, pursuant to, and as required by,
Section 4(d) of Consent and Amendment No. 7, dated as of December __, 1998, to the Credit Agreement. Unless otherwise defined herein, capitalized terms used herein have the meanings provided in the Credit Agreement.

        The undersigned, Paul A. Moore, Chief Executive Officer of WorldPort and the Borrower, and Phillip S. Mageira, Chief Financial Officer of WorldPort and the Borrower, hereby certify to the Agent, Collateral Agent and Lenders as follows:

         1. The undersigned are duly elected and acting officers of WorldPort and the Borrower with the offices referred to above, and acknowledge that the Agent, the Collateral Agent and the Lenders are relying on the certifications herein in connection with Consent and Amendment No. 7.

         2. Except as specifically described on Schedule 1 hereto, no Default or Event of Default has occurred and is continuing on the date hereof.

         IN WITNESS WHEREOF, the undersigned have duly executed this Officers' Certificate as of this ____ day of December, 1998.

                                    WORLDPORT COMMUNICATIONS, INC.



                                    By:
                                        ---------------------------------------
                                             Paul A. Moore
                                             Chief Executive Officer



                                    By:
                                        ---------------------------------------
                                             Phillip S. Mageira
                                             Chief Financial Officer


                                    WORLDPORT INTERNATIONAL, INC.



                                    By:
                                        ---------------------------------------
                                             Paul A. Moore
                                             Chief Executive Officer



                                    By:
                                        ---------------------------------------
                                             Phillip S. Mageira
                                             Chief Financial Officer

                                                                     Schedule 1



                          Description of Defaults and
                               Events of Default